UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 6, 2018
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ENCORE CAPITAL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware (State or Other Jurisdiction of Incorporation)	000-26489 (Commission File Number)	48-1090909 (IRS Employer Identification No.)
3111 Camino Del Rio North, Suite 103, San Diego, California (Address of Principal Executive Offices)		92108 (Zip Code)
(877) 445-4581 (Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.    Entry into a Material Definitive Agreement.

The information disclosed under Item 5.02(b) below is incorporated by reference into this Item 1.01.

Item 2.02.    Results of Operations and Financial Condition.

On August 8, 2018, Encore Capital Group, Inc. (“Encore”) issued a press release announcing its financial results for the quarter ended June 30, 2018. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in Item 2.02 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission pursuant to Item 2.02, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On August 8, 2018, Encore entered into a Transition Letter with Paul Grinberg, whereby Mr. Grinberg would retire from his position as President, International effective as of January 2, 2019, at which time he would cease his employment with Encore. Pursuant to the Transition Letter, Encore agreed to pay to Mr. Grinberg a transition fee of $300,000 and his 2018 annual bonus, which remains subject to adjustment by the Compensation Committee based on performance. In addition, Encore agreed to provide for continued vesting on outstanding equity awards for a period of approximately three months from the date of termination. Mr. Grinberg will continue to receive his current base salary and current benefits until he retires. A copy of the Transition Letter is attached hereto as Exhibit 10.1 and is incorporated herein by reference (and the foregoing description is qualified in its entirety by reference to such document).

(d) On August 6, 2018, the Board of Directors (the “Board”) of Encore, upon the recommendation of the Board’s Nominating and Corporate Governance Committee, appointed Rich P. Stovsky (60) as a director. The Board has affirmatively determined that Mr. Stovsky qualifies as an independent director under the Nasdaq listing standards. In addition, Mr. Stovsky was appointed to the Board’s Audit Committee and the Risk and Information Security Committee.

Mr. Stovsky is a Certified Public Accountant and retired from PricewaterhouseCoopers LLP in June 2018. Mr. Stovsky joined PwC in August 1983, and held positions of increasing responsibility, most recently as Vice Chairman.

Consistent with Encore’s compensation program for non-employee directors, for his service as a non-employee director Mr. Stovsky will receive (a) the same annual retainer fees as other non-employee directors and (b) an award of $50,000 in shares of Encore common stock. A copy of Encore’s press release announcing the appointment of Mr. Stovsky to the Board is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Transition Letter, dated as of August 8, 2018, by and between Encore Capital Group, Inc and Paul Grinberg
99.1	Press release dated August 8, 2018 announcing Q2 financial results
99.2	Press release dated August 8, 2018 announcing appointment of Richard Stovsky

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date: August 8, 2018	/s/ Jonathan C. Clark
Jonathan C. Clark
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Transition Letter, dated as of August 8, 2018, by and between Encore Capital Group, Inc and Paul Grinberg
99.1	Press release dated August 8, 2018 announcing Q2 financial results
99.2	Press release dated August 8, 2018 announcing appointment of Richard Stovsky